LEASES	12 Months Ended
Mar. 31, 2025
Leases
LEASES

NOTE 8 – LEASES

The Company has short-term leases primarily consisting of spaces with the remaining lease term being less than or equal to 12 months. The total short- term lease expense and cash paid for Fiscal 2025 is approximately $ 23 thousand (March 31, 2024; $ 43 thousand). The Company also has two operating leases as of March 31, 2025

In December 2023, the Company entered into a lease agreement with a lease term of 5 years starting from December 1, 2023. The annual lease expense is approximately $18 thousand with escalation of 3 % every year. The lease contract does not contain any material residual value guarantees or material restrictive covenants. The lease does not provide a readily determinable implicit rate. Therefore, the Company discounts lease payments based on an estimate of its incremental borrowing rate.

Operating lease assets and lease liabilities for our operating leases were recorded in the consolidated balance sheet as follows:

	Year Ended March 31, 2025 ($)	Year Ended March 31, 2024 ($)
Assets
Operating lease asset	188,019	222,884
Total lease assets	188,019	222,884

Liabilities
Current liabilities:
Accrued liabilities and others (current portion – operating lease liability)	43,514	36,361
Non-current liabilities:
Operating lease liability (non-current portion – operating lease liability)	151,137	191,314
Total lease liability	194,651	227,675

Supplemental cash flow and non-cash information related to leases is as follows:

	(in thousands) Year Ended March 31, 2025 ($)	(in thousands) Year Ended March 31, 2024 ($)
Cash paid for amounts included in the measurement of lease liabilities
–Financing cash flows from operating leases	54,156	18,052
Right-of-use assets obtained in exchange for operating lease obligations	-	-

As of March 31, 2025, the following table summarizes the maturity of our lease liabilities:

Mar-26	43,514
Mar-27	50,347
Mar-28	57,920
Mar-29	42,870
Total Lease liabilities	194,651